UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ODYSSEY MARINE EXPLORATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ODYSSEY MARINE EXPLORATION

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

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Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

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Odyssey Marine Exploration, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 12, 2024

Monday, June 10, 2024 9:30 AM, Eastern Time

Hampton Inn Suites 5329 Avion Park Drive, Tampa, Floria 33607

Internet:

www.proxypush.com/OMEX

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:

1-866-983-6670

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:30 AM, Eastern Time, June 10, 2024.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Mark D. Gordon and Mark B. Justh (the "Named Proxies"), or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of Common stock of Odyssey Marine Exploration, Inc. which the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on June 10, 2024 at the Hampton Inn and Suites, Tampa Airport Avion Park Westshore, 5329 Avion Drive, Tampa, FL 33607, meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

ODYSSEY MARINE EXPLORATION

Odyssey Marine Exploration, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect four directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;	FOR	WITHHOLD		
	1.01 Mark D. Gordon	☐	☐		FOR
	1.02 Mark B. Justh	☐	☐		FOR
	1.03 Jon D. Sawyer	☐	☐		FOR
	1.04 Todd E. Siegel	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Grant Thornton LLP as the Company's independent registered certified public accounting firm for the fiscal year ending December 31, 2024;	☐	☐	☐	FOR
3.	To amend the Company's 2019 Stock Incentive Plan to increase the number of shares authorized for issuance under the Plan by 2,000,000 shares;	☐	☐	☐	FOR
4.	To obtain non-binding advisory approval of the compensation of our named executive officers; and	☐	☐	☐	FOR
5.	To transact such other business as may properly come before the Annual Meeting of Stockholders or at any adjournments or postponements thereof.				

MEETING LOCATION
Hampton Inn & Suites
Tampa Airport Avion Park Westshore
5329 Avion Park Drive
Tampa, FL 33607

DIRECTIONS:
Head North on Westshore Blvd., left on Spruce St. left on O'Brien St. right on Avion Park Dr.
Please note additional parking can be found in the A1 Express Parking garage

☐ **Check here if you would like to attend the meeting in person.**

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date